WANGER U.S. SMALLER COMPANIES
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER SELECT
                           WANGER INTERNATIONAL SELECT
                       SUPPLEMENT DATED FEBRUARY 9, 2005
                        TO PROSPECTUSES DATED MAY 1, 2004

         As discussed in greater detail in earlier supplements, on March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and Columbia Funds Distributor, Inc. ("CFD" and collectively with Columbia Management, "Columbia") the distributor of the shares of the Columbia Funds, the Columbia Acorn Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia Wanger Asset Management, L.P., the advisor to the Columbia Acorn Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

         On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Wanger Advisors Trust Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Wanger Advisors Funds, the Board of Trustees of the Wanger Advisors Trust Funds agreed to conform to certain governance requirements, including the election of an independent board chair.

         Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

         As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

         A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on or about February 10, 2005.